                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                            -----------------------

               Date of Report (Date of earliest event reported):
                                 March 1, 2002


                        United States Steel Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                 1-16811                    25-1897152
     --------------      ------------------------      -------------------
     (State or other     (Commission File Number)        (IRS Employer
      jurisdiction of                                  Identification No.)
      incorporation)

  600 Grant Street, Pittsburgh, PA                    15219-2800
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)

                                (412) 433-1121
                        ------------------------------
                        (Registrant's telephone number,
                             including area code)
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Item 5. Other Events

The audited Financial Statements and Supplementary Data; and Management's Discussion and Analysis of Financial Condition and Results of Operations for United States Steel Corporation for the fiscal year ended December 31, 2001; and reports of the independent accountants are filed herewith.

Item 7. Financial Statements and Exhibits

     (c)   Exhibits

           23.    Consent of PricewaterhouseCoopers LLP
           99.1.  United States Steel Corporation Consolidated Financial
                  Statements
           99.2. United States Steel Corporation Management's Discussion and Analysis of Financial Condition and Results of Operations

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Gretchen R. Haggerty
     ---------------------------
     Gretchen R. Haggerty
     Senior Vice President and Controller



Dated:  March 1, 2002